Exhibit 99.1

Wellington Management Legacy Securities PPIF (Offshore), LP

(a Delaware limited partnership)

Financial Statements for the Six Months Ended June 30, 2012

(Unaudited)

Wellington Management Legacy Securities PPIF (Offshore), LP

(a Delaware limited partnership)

Wellington Management Legacy Securities PPIF (Offshore), LP

(a Delaware limited partnership)

Statement of Assets, Liabilities and Partners’ Capital

June 30, 2012

(Unaudited)

(in United States Dollars)

Assets
Investment in Wellington Management Legacy Securities PPIF Master Fund, LP (the “Master Fund”), at fair value	$867,102,598
Cash	601,476

Total assets	$867,704,074

Liabilities and partners’ capital

Liabilities
Management fees payable	$413,232
Professional fees payable	195,559
Due to Limited Partners	172,050
Administration fees payable	47,968
Other accrued expenses	44,456

Total liabilities	873,265

Partners’ capital
General Partner	4,993,391
Limited Partners	861,837,418

Total partners’ capital	866,830,809

Total liabilities and partners’ capital	$867,704,074

Wellington Management Legacy Securities PPIF (Offshore), LP

(a Delaware limited partnership)

Statement of Operations

For the Six Months Ended June 30, 2012

(Unaudited)

(in United States Dollars)

Net investment income allocated from Master Fund
Interest income	$51,924,052
Interest expense	(5,387,780)
Administration fees	(193,008)
Professional fees	(30,674)
Other expenses	(34,802)

Net investment income allocated from Master Fund	46,277,788

Offshore Feeder expenses
Management fees	796,961
Administration fees	145,349
Professional fees	85,053
Other expenses	19,891

Total Offshore Feeder expenses	1,047,254

Net investment income	45,230,534

Net realized gain (loss) and change in unrealized appreciation (depreciation) allocated from Master Fund
Net realized gain (loss) on:
Investments	12,772,581
Swap contracts	(4,656,362)

Net change in unrealized appreciation (depreciation) on:
Investments	116,649,130
Swap contracts	(1,042,094)
UST Warrant	1,493,784

Net realized gain (loss) and change in unrealized appreciation (depreciation) allocated from Master Fund	125,217,039

Net increase in partners’ capital resulting from operations	$170,447,573

Wellington Management Legacy Securities PPIF (Offshore), LP

(a Delaware limited partnership)

Statement of Changes in Partners’ Capital

For the Six Months Ended June 30, 2012

(Unaudited)

(in United States Dollars)

		Offshore Cayman Feeders
	General Partner	Advent Legacy Securities, Ltd.	Wellington Management Legacy Securities PPIF (Offshore) Ltd.	Other Limited Partners’	Total
Partners’ capital, at December 31, 2011	$86,778	$87,690,177	$596,509,305	$28,598,976	$712,885,236

Distributions
Investment proceeds	(2,000)	(2,036,000)	(13,804,000)	(660,000)	(16,502,000)

Net increase in partners’ capital resulting from operations	20,762	20,995,166	142,580,049	6,851,596	170,447,573
Carried interest	4,887,851	(584,051)	(4,303,800)	—	—

Partners’ capital, at June 30, 2012	$4,993,391	$106,065,292	$720,981,554	$34,790,572	$866,830,809

Wellington Management Legacy Securities PPIF (Offshore), LP

(a Delaware limited partnership)

Statement of Cash Flows

For the Six Months Ended June 30, 2012

(Unaudited)

(in United States Dollars)

Cash flows from operating activities:
Net increase in partners’ capital resulting from operations	$170,447,573

Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash provided by operating activities:
Distributions received from Master Fund	17,801,209
Net investment income allocated from Master Fund	(46,277,788)
Net realized (gain) loss and change in unrealized (appreciation) depreciation allocated from Master Fund	(125,217,039)
Increase in management fees payable	66,518
Increase in professional fees payable	16,957
Decrease in administration fees payable	(963)
Increase in other accrued expenses	682

Net cash provided by operating activities	16,837,149

Cash flows from financing activities:
Distributions	(16,502,000)

Net cash used in financing activities	(16,502,000)

Net change in cash	335,149

Cash:
Beginning of period	266,327

End of period	$601,476

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